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                                                                  Exhibit 10.9


                          FOURTH AMENDMENT TO AMENDED
                         AND RESTATED CREDIT AGREEMENT
                         -----------------------------


        THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 10, 1997 (this "Amendment"), is by and among MONARCH MACHINE TOOL COMPANY, an Ohio corporation (the "Company"), the BANKS identified on the signature pages hereof (collectively the "Banks" and individually a "Bank"), and NBD BANK, N.A., a national banking association, as successor by assignment to NBD Bank, a Michigan banking corporation, as agent (in such capacity, the "Agent") for the Banks.

                                  INTRODUCTION
                                  ------------

        The Company, the Banks and the Agent are parties to the Amended and Restated Credit Agreement, dated as of June 9, 1995, as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of July 11, 1995, the Second Amendment to Amended and Restated Credit Agreement, dated as of July 31, 1996, and the Third Amendment to Amended and Restated Credit Agreement, dated as of March 19, 1997 (the "Credit Agreement"). The parties now desire to further amend the Credit Agreement on the terms and conditions herein set forth.

        NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein and in the Credit Agreement contained, the parties hereto agree as follows:

                    ARTICLE 1. AMENDMENT TO CREDIT AGREEMENT
                    ----------------------------------------

        The Credit Agreement hereby is amended, retroactively effective as of September 30, 1997. as follows:

        1.1 Section 5.2(b) is amended to read in full as follows:

            (b) TANGIBLE NET WORTH. Permit or suffer (i) Consolidated Tangible Net Worth of the Company and its Subsidiaries to be less than (ii) the sum of (A) $44,000,000 plus (B) 50% of Consolidated Cumulative Net Income of the Company and its Subsidiaries after December 31, 1996 plus (C) for each fiscal year end of the Company, the amount if any by which $500,000 exceeds the aggregate amount added pursuant to the foregoing clause (B) attributable to each such fiscal year; such covenant to be tested as of the end of each fiscal quarter of the Company.

                   ARTICLE 2. REPRESENTATIONS AND WARRANTIES
                   -----------------------------------------

        In order to induce the Agent and the Banks to enter into this Amendment, the Company represents and warrants that:

        2.1 The execution, delivery and performance by the Company of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action and are not in contravention of any law, rule or regulation, or any judgment, decree, writ, injunction, order

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or award of any arbitrator, court or governmental authority, or of the terms of the Company's charter or by-laws, or of any contract or undertaking to which the Company is a party or by which the Company or its property is or may be bound or affected.

        2.2 This Amendment is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

        2.3 No consent, approval or authorization of or declaration, registration or filing with any governmental authority or any nongovernmental person or entity, including without limitation any creditor or stockholder of the Company, is required on the part of the Company in connection with the execution, delivery and performance of this Amendment or the transactions contemplated hereby or as a condition to the legality, validity or enforceability of this Amendment.

        2.4 After giving effect to the amendments contained in Article 1 of this Amendment, the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                     ARTICLE 3. WAIVER OF CERTAIN DEFAULTS
                     -------------------------------------

        3.1 The Company has advised the Agent and the Banks that for the period from and including July 31, 1997 through the date of this Amendment the Company failed to comply with the covenant set forth in Section 5.2(b) of the Credit Agreement, and the Company has asked the Banks to waive the Events of Default caused by such failure. Based upon such request, the Banks hereby waive each such Event of Default, including, without limitation, any such Event of Default pursuant to Section 6.1(e) of the Credit Agreement caused by the occurrence of an event of default under the Company's credit facilities with The Fifth Third Bank due to the Company's failure to so comply with Section 5.2(b) of the Credit Agreement (the "Fifth Third Cross Default"); PROVIDED that (a) such waiver shall be limited to those Events of Default, including, without limitation, the Fifth Third Cross Default, caused by such covenant compliance failure occurring during the period from and including July 31, 1997 through the date of this Amendment that are known to the Banks as of the date of this Amendment, and (b) such waiver shall not be deemed to (i) be a waiver of or consent or agreement to any other action or omission in violation of the Credit Agreement or any other instrument, agreement or document referred to therein or executed in connection therewith, (ii) be a waiver or modification of any provision of the Credit Agreement or of any instrument, agreement or document referred to therein or executed in connection therewith, or (iii) prejudice any other right or rights which the Banks may now have or have in the future under or in connection with the Credit Agreement or any instrument, agreement or document referred to therein or executed in connection therewith.

                            ARTICLE 4. MISCELLANEOUS
                            ------------------------

        4.1 If the Company shall fail to perform or observe any term, covenant or agreement in this Amendment, or any representation or warranty made by the Company in this Amendment shall prove to have been incorrect in any material respect when made, such occurrence shall be deemed to constitute an Event of Default.

            4.2 All references to the Credit Agreement in any other document, instrument or


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          [Fourth Amendment to Amended and Restated Credit Agreement]

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certificate referred to in the Credit Agreement or delivered in connection with or pursuant thereto, hereafter shall be deemed references to the Credit Agreement, as amended hereby.

        4.3 Subject to the amendments herein provided, the Credit Agreement shall in all respects continue in full force and effect.

        4.4 Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

        4.5 This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan.

        4.6 The Company agrees to pay the reasonable fees and expenses of Dickinson, Wright, Moon, Van Dusen & Freeman, counsel for the Agent, in connection with the negotiation and preparation of this Amendment and the consummation of the transactions contemplated hereby, and in connection with advising the Agent as to its rights and responsibilities with respect thereto.

        4.7 This Amendment may be executed upon any number of counterparts with the same effect as if the signatures thereto were upon the same instrument.


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          [Fourth Amendment to Amended and Restated Credit Agreement]

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first-above written.


                                    THE MONARCH MACHINE TOOL COMPANY


                                    By: /s/ Robert B. Riethman
                                        ------------------------------------

                                           Its:  Chief Financial Officer
                                                ----------------------------



                                    NBD BANK, N.A., as a Bank and as the Agent


                                    By: /s/ Edward C. Hathaway
                                        ------------------------------------

                                           Its:  First Vice President
                                                ----------------------------




                                    STAR BANK, N.A., as a Bank


                                    By: /s/ Mark Whitson
                                        ------------------------------------

                                           Its: Vice President
                                                ----------------------------







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          [Fourth Amendment to Amended and Restated Credit Agreement]